EX-32                                             SECTION 1350 CERTIFICATION

                            SECTION 1350 CERTIFICATION

In connection with the Annual Report of FreeStar Technology
Corporation ("Registrant") on Form 10-KSB/A for the fiscal year ended
June 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: January 6, 2004                 By: /s/  Paul Egan
                                       Paul Egan, President


Dated: January 6, 2004                 By: /s/  Ciaran Egan
                                       Ciaran Egan, Chief Financial Officer